STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - Precision Strip Retirement and Savings Plan	12 Months Ended
Dec. 31, 2025 USD ($)
Income:
Net appreciation in fair value of investments	$ 53,410,890
Interest and dividends	4,721,461
Interest on notes receivable from participants	580,691
Total investment income	58,713,042
Contributions:
Employer, net of forfeitures	11,720,455
Participants	10,397,758
Rollover	43,073
Total contributions, net	22,161,286
Revenue sharing program credits	6,752
Total additions	80,881,080
Deductions
Benefits paid	47,117,200
Administrative expenses	104,143
Total deductions	47,221,343
Net increase	33,659,737
Net assets available for benefits, beginning of year	371,572,752
Net assets available for benefits, end of year	$ 405,232,489